    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 2002


                                            REGISTRATION STATEMENT NO. 333-91706
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 4

                                       TO

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

             DELAWARE                        4449 AND 5171                        05-0527861
 (State or other jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  incorporation or organization)      Classification Code Number)            Identification No.)

                                4200 STONE ROAD
                              KILGORE, TEXAS 75662
                                 (903) 983-6200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                                RUBEN S. MARTIN
                         MARTIN MIDSTREAM PARTNERS L.P.
                                4200 STONE ROAD
                              KILGORE, TEXAS 75662
                                 (903) 983-6200
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   COPIES TO:

                C. NEEL LEMON, III                                  JEFFREY A. CHAPMAN
                CURTIS B. ANDERSON                                    THOMAS P. MASON
                BAKER BOTTS L.L.P.                                VINSON & ELKINS L.L.P.
                 2001 ROSS AVENUE                                    2001 ROSS AVENUE
             700 TRAMMELL CROW CENTER                            3700 TRAMMELL CROW CENTER
             DALLAS, TEXAS 75201-2980                               DALLAS, TEXAS 75201
             TELEPHONE: (214) 953-6500                           TELEPHONE: (214) 220-7700
             FACSIMILE: (214) 953-6503                           FACSIMILE: (214) 220-7716

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

    If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF         AMOUNT TO BE        OFFERING PRICE     AGGREGATE OFFERING       AMOUNT OF
 SECURITIES TO BE REGISTERED     REGISTERED(1)         PER UNIT(2)          PRICE(1)(2)        REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------
Common units representing
  limited partnership
  interests..................      3,450,000              $21.00            $72,450,000             $6,665
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Includes 450,000 common units issuable upon exercise of the underwriters' over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).
                             ---------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the NASD filing fee and the Nasdaq filing fee, the amounts set forth below are estimates.


Registration fee............................................  $    6,665
NASD filing fee.............................................       7,745
Nasdaq listing fee..........................................     106,306
Printing and engraving expenses.............................     400,000
Fees and expenses of legal counsel..........................   1,000,000
Accounting fees and expenses................................     900,000
Transfer agent and registrar fees...........................       5,000
Miscellaneous...............................................     380,000
                                                              ----------
          Total.............................................  $2,805,716
                                                              ==========

---------------

* To be provided by amendment.

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The section of the prospectus entitled "The Partnership
Agreement -- Indemnification" is incorporated herein by this reference. Reference is made to Section 8 of the Underwriting Agreement filed as Exhibit
1.1 to the registration statement. Subject to any terms, conditions or restrictions set forth in the Partnership Agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES.

     Martin Midstream Partners L.P. issued to Martin Midstream GP LLC a 2% general partner interest in the partnership in exchange for a capital contribution in the amount of $20 and issued to Martin Resource LLC a 98% limited partner interest in the partnership in exchange for a capital contribution in the amount of $980 in connection with the formation of the partnership in June 2002 in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. There have been no other sales of unregistered securities within the past three years.

ITEM 16.  EXHIBITS

     The following documents are filed as exhibits to this registration statement:


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
  1.1+    --    Form of Underwriting Agreement
  3.1+    --    Certificate of Limited Partnership of Martin Midstream
                Partners L.P.
  3.2+    --    Form of Amended and Restated Agreement of Limited
                Partnership of Martin Midstream Partners L.P. (included as
                Appendix A to the Prospectus)
  3.3+    --    Certificate of Limited Partnership of Martin Operating
                Partnership L.P.
  3.4+    --    Form of Amended and Restated Agreement of Limited
                Partnership of Martin Operating Partnership L.P.

EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
  3.5+    --    Certificate of Formation of Martin Midstream GP LLC
  3.6+    --    Limited Liability Company Agreement of Martin Midstream GP
                LLC
  3.7+    --    Certificate of Formation of Martin Operating GP LLC
  3.8+    --    Limited Liability Company Agreement of Martin Operating GP
                LLC
  4.1+    --    Specimen Unit Certificate for Common Units (contained in
                Exhibit 3.2)
  4.2     --    Specimen Unit Certificate for Subordinated Units
  5.1     --    Opinion of Baker Botts L.L.P. as to the legality of the
                securities being registered
  8.1     --    Opinion of Baker Botts L.L.P. relating to tax matters
 10.1     --    Form of Revolving Credit Facility and Term Note Agreement
 10.2+    --    Form of Contribution, Conveyance and Assumption Agreement
 10.3+    --    Form of Omnibus Agreement
 10.4+    --    Form of Motor Carrier Agreement
 10.5+    --    Form of Terminal Services Agreement
 10.6+    --    Form of Throughput Agreement
 10.7+    --    Form of Contract for Marine Transportation
 10.8+    --    Form of Product Storage Agreement
 10.9+    --    Form of Marine Fuel Agreement
 10.10+   --    Form of Product Supply Agreement
 10.11+   --    Form of Martin Midstream Partners L.P. Long-Term Incentive
                Plan
 10.12+   --    Form of Assignment and Assumption of Lease and Sublease
                between Martin Operating Partnership L.P. and Martin Gas
                Sales, Inc. relating to the assignment and assumption of the
                Ground Lease Agreement between the Tampa Port Authority and
                Martin Gas Sales, Inc., together with all amendments
                thereto.
 10.13+   --    Form of Purchaser Use Easement, Ingress-Egress Easement, and
                Utility Facilities Easement
 21.1+    --    List of subsidiaries
 23.1     --    Consent of KPMG LLP
 23.2     --    Consent of KPMG LLP
 23.3     --    Consent of KPMG LLP
 23.4     --    Consent of Baker Botts L.L.P. (contained in Exhibit 5.1)
 23.5     --    Consent of Baker Botts L.L.P. (contained in Exhibit 8.1)
 23.6+    --    Consent of John P. Gaylord
 23.7+    --    Consent of C. Scott Massey
 23.8+    --    Consent of Richard D. Waters Jr.
 24.1+    --    Powers of Attorney (included on the signature page)


---------------

+ Previously filed

ITEM 17.  UNDERTAKINGS

     The undersigned Registrant hereby undertakes to provide at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant under the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To send to each limited partner at least on an annual basis a detailed statement of any transactions with the General Partner or its affiliates, and of fees, commissions, compensation and other benefits paid, or accrued to the General Partner or its affiliates for the fiscal year completed, showing the amount paid or accrued to each recipient and the services performed.

          (4) To provide to the limited partners the financial statements required by Form 10-K for the first full fiscal year of operations of the partnership.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on October 25, 2002.


                                          MARTIN MIDSTREAM PARTNERS L.P.

                                          By: Martin Midstream GP LLC
                                              its General Partner

                                          By:                  *
                                             -----------------------------------
                                          Name:   Ruben S. Martin
                                          Title:  President and Chief Executive
                                                  Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                TITLE                        DATE
              ---------                                -----                        ----




                  *                    Chief Executive Officer, President     October 25, 2002
-------------------------------------  and Director (Principal Executive
           Ruben S. Martin             Officer)




       /s/ ROBERT D. BONDURANT         Chief Financial Officer (Principal     October 25, 2002
-------------------------------------  Financial Officer)
         Robert D. Bondurant




                  *                    Executive Vice President, Controller   October 25, 2002
-------------------------------------  and Chief Administrative Officer
          Wesley M. Skelton            (Principal Accounting Officer)




                  *                    Director                               October 25, 2002
-------------------------------------
           Scott D. Martin

    *By: /s/ ROBERT D. BONDURANT                                              October 25, 2002
-------------------------------------
         Robert D. Bondurant
          Attorney-in-Fact

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
  1.1+    --    Form of Underwriting Agreement
  3.1+    --    Certificate of Limited Partnership of Martin Midstream
                Partners L.P.
  3.2+    --    Form of Amended and Restated Agreement of Limited
                Partnership of Martin Midstream Partners L.P. (included as
                Appendix A to the Prospectus)
  3.3+    --    Certificate of Limited Partnership of Martin Operating
                Partnership L.P.
  3.4+    --    Form of Amended and Restated Agreement of Limited
                Partnership of Martin Operating Partnership L.P.
  3.5+    --    Certificate of Formation of Martin Midstream GP LLC
  3.6+    --    Limited Liability Company Agreement of Martin Midstream GP
                LLC
  3.7+    --    Certificate of Formation of Martin Operating GP LLC
  3.8+    --    Limited Liability Company Agreement of Martin Operating GP
                LLC
  4.1+    --    Specimen Unit Certificate for Common Units (contained in
                Exhibit 3.2)
  4.2     --    Specimen Unit Certificate for Subordinated Units
  5.1     --    Opinion of Baker Botts L.L.P. as to the legality of the
                securities being registered
  8.1     --    Opinion of Baker Botts L.L.P. relating to tax matters
 10.1     --    Form of Revolving Credit Facility and Term Note Agreement
 10.2+    --    Form of Contribution, Conveyance and Assumption Agreement
 10.3+    --    Form of Omnibus Agreement
 10.4+    --    Form of Motor Carrier Agreement
 10.5+    --    Form of Terminal Services Agreement
 10.6+    --    Form of Throughput Agreement
 10.7+    --    Form of Contract for Marine Transportation
 10.8+    --    Form of Product Storage Agreement
 10.9+    --    Form of Marine Fuel Agreement
 10.10+   --    Form of Product Supply Agreement
 10.11+   --    Form of Martin Midstream Partners L.P. Long-Term Incentive
                Plan
 10.12+   --    Form of Assignment and Assumption of Lease and Sublease
                between Martin Operating Partnership L.P. and Martin Gas
                Sales, Inc. relating to the assignment and assumption of the
                Ground Lease Agreement between the Tampa Port Authority and
                Martin Gas Sales, Inc., together with all amendments
                thereto.
 10.13+   --    Form of Purchaser Use Easement, Ingress-Egress Easement, and
                Utility Facilities Easement
 21.1+    --    List of subsidiaries
 23.1     --    Consent of KPMG LLP
 23.2     --    Consent of KPMG LLP
 23.3     --    Consent of KPMG LLP
 23.4     --    Consent of Baker Botts L.L.P. (contained in Exhibit 5.1)
 23.5     --    Consent of Baker Botts L.L.P. (contained in Exhibit 8.1)
 23.6+    --    Consent of John P. Gaylord
 23.7+    --    Consent of C. Scott Massey
 23.8+    --    Consent of Richard D. Waters Jr.
 24.1+    --    Powers of Attorney (included on the signature page)


---------------

+ Previously filed